Q1 FY17 Conference Call October 27, 2016

© 2016 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated sales trends for our products as well as our strategies and performance as a standalone company. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to recognize anticipated cost savings, Lumentum’s ability to function successfully as a stand-alone entity, and potential business disruption caused by the separation. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2016 filed with the Securities and Exchange Commission. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward- looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal first quarter 2017 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring, stock-based compensation, litigation, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. 2

© 2016 Lumentum Operations LLC Q1 FY17 Results (GAAP) 3 $ millions except for EPS, % of revenue Lumentum 13 weeks Lumentum 13 weeks Viavi 5 weeks / Lumentum 8 weeks Q1 FY17 Q4 FY16 Q1 FY16 Revenue $258.1 $241.7 $212.6 Gross Margin 81.7 31.7% 79.5 32.9% 66.9 31.5% Operating Expenses 64.9 25.1% 69.4 28.7% 69.4 32.6% Operating income 16.8 6.5% 10.1 4.2% (2.5) (1.2)% EPS (diluted)(1) $(0.06) $0.23 $(0.00) Shares-M (diluted) 59.9 61.8 58.8 (1) EPS (diluted) for the three months ended October 1, 2016 includes a $22.7 million non-cash expense related to the derivative liability associated with the conversion feature of our series A preferred stock.

© 2016 Lumentum Operations LLC Q1 FY17 Results (Non-GAAP) $ millions except for EPS, % of revenue Lumentum 13 weeks Lumentum 13 weeks Viavi 5 weeks / Lumentum 8 weeks Q1 FY17 Q4 FY16 Q1 FY16 Revenue $258.1 $241.7 $212.6 Gross Margin 88.2 34.2% 82.4 34.1% 69.9 32.9% Operating Expenses 55.5 21.5% 54.4 22.5% 54.6 25.7% Operating income 32.7 12.7% 28.0 11.6% 15.3 7.2% EPS (diluted) $0.49 $0.41 $0.25 Shares-M (diluted) 62.4 61.8 59.7 4

© 2016 Lumentum Operations LLC Q1 FY17 Highlights  Revenue was $258.1M up approximately 7% sequentially and 21% year-over-year  100G Datacom products up 248% year-over-year  TrueFlex® ROADMs grew 11% sequentially and 184% year-over-year  Operating Margin up 110 bps sequentially due to operating leverage from higher volume  Cash position of $166.8M was up $9.7M from last quarter  Debt-free 5 (Non-GAAP - except balance sheet items) $-M Q1’17 Q4’16 Q1’16 Q/Q Y/Y Telecom 165.6 145.1 132.8 14% 25% Datacom 44.2 47.0 35.7 -6% 24% Ind.&Consumer 8.5 9.1 8.6 -7% -1% Comm. Lasers 39.8 40.5 35.5 -2% 12% Total LITE 258.1 241.7 212.6 7% 21%

© 2016 Lumentum Operations LLC Q1 FY17 Segment Results (Non-GAAP) $ millions, % of revenue Lumentum 13 weeks Lumentum 13 weeks Viavi 5 weeks / Lumentum 8 weeks Q1 FY17 Q4 FY16 Q1 FY16 Revenue $258.1 $241.7 $212.6 Optical Communications 218.3 201.2 177.1 Telecom 165.6 145.1 132.8 Datacom 44.2 47.0 35.7 Industrial & Consumer 8.5 9.1 8.6 Commercial Lasers 39.8 40.5 35.5 Gross Margin 34.2% 34.1% 32.9% Optical Communications 32.5% 32.3% 31.4% Commercial Lasers 43.2% 43.2% 39.9% 6

© 2016 Lumentum Operations LLC Balance Sheet 7 Selected Items - $ millions Q1 FY17 Q4 FY16 Cash and Cash Equivalents $166.8 $157.1 Working Capital minus Cash 159.0 158.7 Property, Plant & Equipment, net 196.0 183.4 Total Assets 737.5 726.3 Total Liabilities 206.0 193.1 Shareholder’s Equity 531.5 533.2

© 2016 Lumentum Operations LLC Q2 FY17 Guidance (Non-GAAP) 8 $ millions except for EPS, % of revenue Q1 FY17 Actual Q2 FY17 Estimate Revenue $258.1M $258M - $270M Operating Margin 12.7% 12.4 – 13.7% EPS (diluted) $0.49 $0.47 – $0.55 Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.